SCHEDULE 14C INFORMATION

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SUNAMERICA FOCUSED SERIES, INC.
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SUNAMERICA FOCUSED SERIES, INC. Harborside Financial Center 3200 Plaza 5 Jersey City, New Jersey 07311

October 20, 2008

Dear Shareholder:

You are receiving the enclosed information statement (the “Information Statement”) because you own shares in the Focused Value Portfolio (the “Value Portfolio”) and/or the Focused Growth and Income Portfolio (the “Growth and Income Portfolio”) (each, a “Portfolio” and together, the “Portfolios”), each a series of SunAmerica Focused Series, Inc. (the “Company”). The purpose of the Information Statement is to inform you that on July 21, 2008, the Board of Directors (the “Board”) of the Company (i) approved the termination of AIG SunAmerica Asset Management Corp.’s (“AIG SunAmerica”) subadvisory agreements with J.P. Morgan Investment Management Inc., Northern Trust Investments, N.A. and Third Avenue Management, LLC, and approved a new subadvisory agreement between AIG SunAmerica and Kinetics Asset Management, Inc. (“Kinetics”), with respect to the Value Portfolio (the “New Kinetics Subadvisory Agreement”) and (ii) approved the termination of AIG SunAmerica’s subadvisory agreements with Marsico Capital Management, LLC and Thornburg Investment Management, Inc., and approved a new subadvisory agreement between AIG SunAmerica and BlackRock Investment Management, LLC (“BlackRock”), with respect to the Growth and Income Portfolio (the “New BlackRock Subadvisory Agreement” and together with the New Kinetics Subadvisory Agreements, the “New Subadvisory Agreements”). The New Subadvisory Agreements became effective on August 22, 2008.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about Kinetics, Blackrock and the New Subadvisory Agreements. AIG SunAmerica will continue to serve as the Portfolios’ investment adviser.

This document is for your information only and you are not required to take any action. If you have any questions regarding this change, please feel free to call us at (800) 858-8850, x6010. We thank you for your continued interest in AIG SunAmerica Mutual Funds.

Sincerely,

Peter A. Harbeck

President and CEO

AIG SunAmerica Asset Management Corp.

SUNAMERICA FOCUSED SERIES, INC.

Focused Value Portfolio

Focused Growth and Income Portfolio

Harborside Financial Center,

3200 Plaza 5,

Jersey City, New Jersey 07311

INFORMATION STATEMENT

REGARDING NEW SUBADVISORY AGREEMENTS WITH

KINETICS ASSET MANAGEMENT, INC.

AND

BLACKROCK INVESTMENT MANAGEMENT, LLC

You have received this information statement (the “Information Statement”) because you own shares in the Focused Value Portfolio (the “Value Portfolio”) and/or the Focused Growth and Income Portfolio (the “Growth and Income Portfolio”) (each, a “Portfolio” and together, the “Portfolios”), each a series of SunAmerica Focused Series, Inc. (the “Company”). You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the new subadvisory agreements (“New Subadvisory Agreements”) between AIG SunAmerica Asset Management Corp. (“AIG SunAmerica” or the “Adviser”), the Portfolios’ investment adviser, and Kinetics Asset Management, Inc. (“Kinetics”) with respect to the Value Portfolio and between AIG SunAmerica and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Growth and Income Portfolio. Pursuant to the New Subadvisory Agreements, Kinetics serves as a subadviser to the Value Portfolio and BlackRock serves as a subadviser to the Growth and Income Portfolio.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

This Information Statement is being mailed on or about October 21, 2008 to shareholders of the Portfolios. Copies of the Portfolios’ most recent annual and semi-annual reports are available without charge and may be obtained by writing to AIG SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City, MO 64121-9186, or by calling (800) 858-8850, x6010.

Purpose of the Information Statement

This Information Statement is intended to inform you that on July 21, 2008, the Directors of the Company, including a majority of Directors that are not “interested persons” of the Company or of AIG SunAmerica, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Disinterested Directors”), (i) approved the termination of AIG SunAmerica’s subadvisory agreements with J.P. Morgan Investment Management Inc. (“J.P. Morgan”), Northern Trust Investments, N.A. (“NTI”) and Third Avenue Management, LLC (“Third Avenue”) (the “Previous Value Subadvisory Agreements”) and approved a new subadvisory agreement between AIG SunAmerica and Kinetics Asset Management, Inc. (“Kinetics”) with respect to the Value Portfolio (the “New Kinetics Subadvisory Agreement”) and (ii) approved the termination of the subadvisory agreements with Marsico Capital Management, LLC (“Marsico”) and Thornburg Investment Management, Inc. (“Thornburg”) (the “Previous Growth and Income Subadvisory Agreements”) and approved a new subadvisory agreement between AIG SunAmerica and BlackRock Investment Management, LLC (“BlackRock” and together with Kinetics, the “Subadvisers”) with respect to the Growth and Income Portfolio (the “New BlackRock Subadvisory Agreement” and together with the New Kinetics Subadvisory Agreement, the “New Subadvisory Agreements”). The New Subadvisory Agreements became effective on August 22, 2008. This Information Statement also describes the terms of the New Subadvisory Agreements and provides information about Kinetics, BlackRock and the management structure of the Portfolios.

Background

AIG SunAmerica is an investment adviser registered with the SEC. Pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Company dated as of January 1, 1999, which was last approved by the Board of Directors (the “Board” or the “Directors”) at an in-person meeting held on August 26, 2008, AIG SunAmerica serves as the investment adviser and administrator to the Portfolios. The Portfolios are series of the Company, a Maryland corporation. The Company is a management investment company, registered under the 1940 Act.

AIG SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica selects the subadvisers for the Company’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Directors. The Advisory Agreement authorizes AIG SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. AIG SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. AIG SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations.

The subadvisers of each series of the Company act pursuant to subadvisory agreements with AIG SunAmerica that have been approved by the Directors, including a majority of the Disinterested Directors. Their duties include furnishing continuing advice and recommendations to the relevant portions of their respective portfolio regarding securities to be purchased and sold. The subadvisers are independent of AIG SunAmerica and discharge their responsibilities subject to the policies of the Board and the oversight and supervision of AIG SunAmerica, which pays the subadvisers’ fees. The Adviser, not each series of the Company, is responsible for payment of the subadvisory fees to the subadvisers. However, in accordance with procedures adopted by the Board, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent, and the affiliated broker-dealer may receive brokerage commissions from the portfolios of the Company in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules and interpretations thereunder and other applicable securities laws.

Under the Advisory Agreement, AIG SunAmerica receives from each Portfolio a fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio at the rates and in the amounts listed below.

Portfolio	Advisory Fee Rate for Fiscal Year Ended October 31, 2007	Advisory Fee Paid for Fiscal Year Ended October 31, 2007
Value Portfolio	1.00%	$7,043,101
Growth and Income Portfolio	1.00%	$4,809,703

For the fiscal year ended October 31, 2007, AIG SunAmerica paid the subadvisers to each Portfolio an aggregate fee equal to the annual rate of the Portfolio’s average daily net assets and in the amounts listed below.

Portfolio	Aggregate Subadvisory Fee Rate for Fiscal Year Ended October 31, 2007	Aggregate Subadvisory Fee Paid for Fiscal Year Ended October 31, 2007
Value Portfolio	0.41%	$2,920,021
Growth and Income Portfolio	0.29%	$1,408,233

Based on these payments to the Portfolios’ subadvisers, AIG SunAmerica retained, pursuant to the Advisory Agreement, a management fee rate equal to the average daily net assets of each Portfolio at the rates and in the amounts listed below:

Portfolio	Advisory Fee Rate Retained for Fiscal Year Ended October 31, 2007	Advisory Fee Retained for Fiscal Year Ended October 31, 2007
Value Portfolio	0.59%	$4,123,080
Growth and Income Portfolio	0.71%	$3,401,470

The New Subadvisory Agreements

The Board of Directors of the Company voted to approve a number of changes with respect to the Portfolios to provide for portfolio management by one manager in lieu of a multi-manager strategy, including approval of the New Subadvisory Agreements. Management recommended such changes in an effort to enhance the Portfolios’ long-term performance potential and increase the Portfolios’ appeal to a broader range of prospective investors, among other things. The New Subadvisory Agreements provide for Kinetics to manage the entire Value Portfolio and for BlackRock to manage the entire Growth and Income Portfolio. The New Subadvisory Agreements will expire on August 31, 2009, unless continued in the manner required by the 1940 Act and the rules thereunder.

Under the terms of an exemptive order that AIG SunAmerica received from the SEC, it is permitted, subject to certain conditions, to enter into agreements relating to the Portfolios with subadviser(s) that are not “affiliated,” as defined under the 1940 Act, with AIG SunAmerica (“Unaffiliated Advisers”), with approval by the Board of Directors, but without obtaining shareholder approval. The exemptive order also permits AIG SunAmerica to employ new Unaffiliated Advisers or continue the employment of the existing subadvisers, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement.

Pursuant to the Previous Value Subadvisory Agreements, which were last approved by the Board at an in-person meeting held on August 27, 2007, J.P. Morgan, NTI and Third Avenue each served as subadviser to approximately one-third of the Value Portfolio’s assets. At a meeting held on July 21, 2008, the Board, including a majority of the Disinterested Directors, approved the termination of the Previous Subadvisory Agreements and approved the New Kinetics Subadvisory Agreement, which became effective on August 22, 2008. AIG SunAmerica recommended the approval of Kinetics as a new subadviser in the course of its evaluation of subadviser performance and investment strategy. This evaluation involved extensive research, including both qualitative and quantitative analysis of Kinetics and the prior subadvisers, their organizational structures, investment process and style, and performance records over varying periods of time.

The Subadvisory Agreement between Kinetics and AIG SunAmerica, with respect to the Value Portfolio, is substantially identical to the Previous Value Subadvisory Agreements other than the name of the subadviser, the date and the term of the agreement, the fees to be paid and certain references to managing an entire portfolio rather than a portion of a portfolio. The New Kinetics Subadvisory Agreement will not result in an increase in fees to shareholders as AIG SunAmerica, and not the Portfolio, is responsible to pay all fees payable pursuant to the New Kinetics Subadvisory Agreement. A form of the New Kinetics Subadvisory Agreement is attached to this Information Statement as Exhibit A.

Pursuant to the Previous Growth and Income Subadvisory Agreements, which were last approved by the Board at an in-person meeting held on August 27, 2007, Marsico and Thornburg each served as subadviser to approximately one-third of the Growth and Income Portfolio’s assets, while AIG SunAmerica managed the remaining one-third of the assets. At a meeting held on July 21, 2008, the Board, including a majority of the Disinterested Directors, approved the termination of the Previous Subadvisory Agreements and approved the New BlackRock Subadvisory Agreement, which became effective on August 22, 2008. AIG SunAmerica recommended the approval of BlackRock as a new subadviser to the Board in the course of its evaluation of subadviser performance and investment strategy. This evaluation involved extensive research, including both qualitative and quantitative analysis of BlackRock and the previous subadvisers, their organizational structures, investment process and style, and performance records over varying periods of time.

The Subadvisory Agreement between BlackRock and AIG SunAmerica, with respect to the Growth and Income Portfolio, is substantially identical to the

Previous Growth and Income Subadvisory Agreements other than the name of the subadvisers, the date and the term of the agreements, the fees to be paid and certain references to managing an entire portfolio rather than a portion of a portfolio. The New BlackRock Subadvisory Agreement will not result in an increase in fees to shareholders as AIG SunAmerica, and not the Portfolio, is responsible to pay all fees payable pursuant to the New BlackRock Subadvisory Agreement. A form of the New BlackRock Subadvisory Agreement is attached to this Information Statement as Exhibit A.

Factors Considered by the Board of Directors

The Board, including the Disinterested Directors, approved the New Subadvisory Agreements at an in-person meeting held on July 21, 2008. As a result, effective August 22, 2008, Kinetics assumed portfolio management responsibilities for the entire Value Portfolio and BlackRock assumed portfolio management responsibilities for the entire Growth and Income Portfolio. In accordance with Section 15(c) of the 1940 Act, the Board requested and the Adviser and Subadvisers provided materials relating to the Board’s consideration of whether to approve the New Subadvisory Agreements. In determining whether to approve the New Subadvisory Agreements, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadvisers.    The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by BlackRock, with respect to the Growth and Income Portfolio, and Kinetics, with respect to the Value Portfolio, which they noted would be substantially similar to the services that each Subadviser has provided to certain other series of the Company, including investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by a Portfolio. In addition, the Board reviewed each Subadviser’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board also reviewed the personnel that would be responsible for providing portfolio management services to each Portfolio. The Board concluded, based on the materials provided and their prior experience with each Subadviser as a subadviser to certain other series of the Company, that: (i) each Subadviser was able to retain high quality portfolio managers and other investment personnel; (ii) each Subadviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities as a Subadviser; and (iii) each Subadviser was responsive to requests of the Board and of AIG SunAmerica. The Board concluded that the nature and extent of services to be provided by each Subadviser under the New Subadvisory Agreements were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance.    The Board, including the Disinterested Directors, received information prepared by AIG SunAmerica regarding the investment performance of the Subadvisers in managing other series of the Company. In considering Kinetics’s anticipated performance with respect to the Value Portfolio, the Board considered that Kinetics’s flexible investment approach should be well suited to the Portfolio’s broad capitalization mandate. The Board also considered

Kinetics’s favorable performance in managing a portion of another series of the Company, noting that Kinetics would employ a similar investment mandate in managing this Portfolio, although it acknowledged that past performance was no guarantee of future results. In considering BlackRock’s anticipated performance with respect to the Growth and Income Portfolio, the Board reviewed BlackRock’s blended performance in managing a portion of two other series of the Company that BlackRock indicated, when taken together, best reflected the approach BlackRock would use when managing this Portfolio, although it acknowledged that past performance is no guarantee of future results.

Consideration of the Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Subadvisers and their Affiliates from the Relationship with the Portfolios.    The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by AIG SunAmerica to the Subadvisers pursuant to the New Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by the Subadvisers or their affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the subadvisory fees, the Board received reports independently prepared by Lipper, Inc. (“Lipper”). The reports showed comparative fee information of each Portfolio’s peer group as determined by Lipper (the “Peer Group”) that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that the Peer Group information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fees are paid by AIG SunAmerica out of its management fee and not by the Portfolios, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered that while the subadvisory fee rate payable to BlackRock under the New BlackRock Subadvisory Agreement with respect to the Growth and Income Portfolio was lower than the rates payable to the prior subadvisers, AIG SunAmerica was no longer managing a portion of this Portfolio and, as a result, AIG SunAmerica would retain less of the management fee. The Board also considered that the subadvisory fee rate payable to Kinetics under the New Kinetics Subadvisory Agreement with respect to the Value Portfolio was lower than the rates payable to the prior subadvisers and, as a result, AIG SunAmerica would retain more of the management fee, although the Board also noted that AIG SunAmerica had agreed to a voluntary waiver of 0.03% of its management fee with respect to this Portfolio. Accordingly, the Board further considered the amount of subadvisory fees paid out by AIG SunAmerica and the amount of the management fees which it retained.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, to the extent applicable. The Board noted that the subadvisory fees paid by AIG SunAmerica to each Subadviser were reasonable as compared to fees the Subadvisers receive for other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Portfolios to date.

The Board concluded that the Subadvisers had the financial resources necessary to perform their obligations under the New Subadvisory Agreements and would provide the Portfolios with high quality services. The Board also concluded that the subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale.    The Board did not review specific information regarding whether there would economies of scale with respect to the Subadvisers’ management of the Portfolios because it regards that information as less relevant at the subadviser level. Rather, the Board noted that it considered information regarding economies of scale in the context of the renewal of the Company’s Advisory Agreement with AIG SunAmerica.

Other Factors.    In consideration of the New Subadvisory Agreements, the Board also received information regarding the Subadvisers’ brokerage and soft dollar practices. The Board considered that AIG SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates.

Conclusion.    After a full and complete discussion, the Board approved the New Subadvisory Agreements, each for an initial term ending August 31, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the New Subadvisory Agreements were fair and reasonable and in the best interests of the Portfolios and the Portfolios’ shareholders. In arriving at a decision to approve the New Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

Information about Kinetics

Kinetics, formed in 1996, is located at 555 Taxter Road, Suite 175, Elmsford, New York 10523. Kinetics and its affiliates provide investment advisory services to a family of eight mutual funds and other accounts with discretionary management authority of approximately $10.3 billion as of June 30, 2008.

The following chart lists the principal executive officers and the directors of Kinetics and their principal occupations. The address for each is 555 Taxter Road, Suite 175, Elmsford, New York 10523.

Name	Position
Peter B. Doyle	President, Chief Executive Officer and Chief Investment Strategist

Leonid Polyakov	Chief Financial Officer

Jay Kesslen	General Counsel and Senior Vice President

Kinetics provides investment advisory services to the fund listed below, which has investment strategies similar to that of the Value Portfolio. While the investment strategies of the fund listed below may be similar to that of the Portfolio, the nature of services provided by Kinetics may be different. For example, Kinetics provides subadvisory services to the Portfolio, while it provides investment advisory services to the fund listed below. As a subadviser, Kinetics may perform a more limited set of services and assume fewer responsibilities for the Portfolio than it does for fund listed below.

Comparable Fund	Advisory Fee	Asset Managed as of 6/30/08 ($ million)
Kinetics Paradigm Fund	1.25%	$3,620

Information About BlackRock

BlackRock, located at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, is an indirect wholly owned subsidiary of BlackRock, Inc., BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.43 trillion in investment company and other portfolio assets under management as of June 30, 2008.

The following chart lists the principal executive officers and the directors of BlackRock and their principal occupations. The address for each is 800 Scudders Mill Road, Plainsboro, New Jersey, 08536.

Name	Position
Laurence D. Fink	Chief Executive Officer

Robert S. Kapito	President

Robert C. Doll	Vice Chairman

Scott Amero	Vice Chairman

Paul Audet	Vice Chairman

Robert P. Connolly	General Counsel, Managing Director and Secretary

Robert Fairbairn	Vice Chairman

Bennett Golub	Vice Chairman

Charles Hallac	Vice Chairman

Barbara Novick	Vice Chairman

Anne Marie Petach	Chief Financial Officer and Managing Director

Susan Wagner	Vice Chairman and Chief Operating Officer

BlackRock does not currently manage any similar accounts that employ the same investment strategies as the Growth and Income Portfolio.

Ownership of Shares

The number of shares of the Portfolios outstanding as of August 29, 2008 is listed in the table below.

Portfolio	Shares Outstanding
Value Portfolio	30,902,919
Growth and Income Portfolio	26,665,593

As of August 29, 2008, to the knowledge of the Company, the following persons beneficially owned or were the owners of record of 5% or more of the outstanding shares of any class of securities of each Portfolio:

Portfolio	Name and Address of Shareholder	Class	Percentage Owned of Record
Value Portfolio	SunAmerica Focused Equity Strategy Portfolio 2929 Allen Parkway # A8-10 Houston, TX 77019-2118	A	32.41%

Value Portfolio	SunAmerica Focused Balanced Strategy Portfolio 2929 Allen Parkway # A8-10 Houston, TX 77019-2118	A	15.45%

Value Portfolio	Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	B	5.78%

Value Portfolio	Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	C	9.15%

Value Portfolio	Citigroup Global Market Inc. House Account 333 West 34th Street, 7th Floor New York, NY 10001-2402	C	6.02%

Portfolio	Name and Address of Shareholder	Class	Percentage Owned of Record
Growth and Income Portfolio	SunAmerica Focused Equity Strategy Portfolio 2929 Allen Parkway # A8-10 Houston, TX 77019-2118	A	46.09%

Growth and Income Portfolio	SunAmerica Focused Balanced Strategy Portfolio 2929 Allen Parkway # A8-10 Houston, TX 77019-2118	A	22.10%

Growth and Income Portfolio	Citigroup Global Market Inc. House Account 333 West 34th Street, 7th Floor New York, NY 10001-2402	B	7.19%

Growth and Income Portfolio	Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	B	6.95%

Growth and Income Portfolio	Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Dr East 2nd Fl Jacksonville, FL 32246-6484	C	11.59%

Growth and Income Portfolio	Citigroup Global Market Inc. House Account 333 West 34th Street, 7th Floor New York, NY 10001-2402	C	11.44%

The Directors and officers of the Company and members of their families as a group beneficially owned less than 1% of the common stock of each Portfolio as of August 29, 2008.

Brokerage Commissions

The table below sets forth, for each Portfolio’s fiscal year ended October 31, 2007, the aggregate brokerage commissions paid, the commissions paid to affiliated broker/dealers and the amount paid to affiliated broker/dealers as a percentage of the Portfolio’s aggregate brokerage commissions.

Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers
Value Portfolio	$1,000,665	28,520	3%
Growth and Income Portfolio	$2,223,516	—	0%

AIG SunAmerica Capital Services, Inc. serves as distributor of the shares of each Portfolio. Both AIG SunAmerica and the distributor are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

Shareholder Proposals

Neither the Company nor the Portfolios are required to hold annual shareholder meetings and, therefore, it cannot be determined when the next meeting of shareholders will occur. If a shareholder wishes to submit a proposal for consideration at a future shareholder meeting, the Company must receive the proposal a reasonable time before the solicitation is to be made. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

By Order of the Board of Directors,

John Genoy
President
SunAmerica Focused Series, Inc.

Dated: October 20, 2008

Exhibit A

AMENDMENT TO SUBADVISORY AGREEMENT

This AMENDMENT TO SUBADVISORY AGREEMENT is dated as of August 22, 2008, by and among AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware Corporation (the “Adviser”) and KINETICS ASSET MANAGEMENT, INC., a New York Corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated December 31, 2005, as amended, pursuant to which the Subadviser furnishes investment advisory services to certain series of SunAmerica Focused Series, Inc. (the “Fund”) as listed on Schedule A of the Subadvisory Agreement; and

WHEREAS, the parties desire to further amend the Subadvisory Agreement to reflect: (i) the removal of a series, Focused Mid-Cap Value Portfolio, from Schedule A, and the addition of a new series, Focused Value Portfolio, to Schedule A, and (ii) that the Subadviser may, in certain cases, provide investment advisory services with respect to all of the assets of a series and to clarify the Subadviser’s compliance responsibilities in connection therewith; and

WHEREAS, the Board of Directors of the Fund has approved this Amendment to Subadvisory Agreement and it is not required to be approved by the shareholders of the series.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	Schedule A of the Subadvisory Agreement shall be replaced with the Schedule A attached hereto.

2.	The second sentence of the first paragraph in section 1(a) shall be replaced with the following:

“Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of each Portfolio, or a portion of each Portfolio’s assets allocated to it, as set forth on Schedule A attached hereto.”

3.	The first two sentences in the third paragraph of section 1(a) of the Subadvisory Agreement shall be replaced with the following:

“The Subadviser represents and warrants to the Adviser that it will manage each Portfolio, or portion of each Portfolio’s assets allocated to it, as set forth on Schedule A attached hereto, in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 11 (c) thereof, the Subadviser represents and warrants (1) that the Subadviser’s management of all or portion of the assets of a Portfolio, as the case may be, will be designed to achieve qualification by each Portfolio to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation to the extent the Subadviser has the authority over such assets; and (b) federal and state securities and commodities laws applicable to Subadviser’s portfolio management responsibilities; provided that for purposes of Section 17(a), (d) and (e) of the Act, the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser.”

4.	The second sentence of section 3 shall be replaced with the following:

“As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio, or portion thereof that the Subadviser manages.”

5.	The second sentence of section 11(c) shall be replaced with the following:

“The Adviser and Subadviser each agree that, to the extent the Subadviser is responsible for managing only a portion of a Portfolio, the Subadviser shall manage the portion of the assets of the Portfolio allocated to it as if it were a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to the Subadviser.”

6.	This Amendment to the Subadvisory Agreement is effective as of August 22, 2008.

7.	The Subadvisory Agreement shall continue in full force and effect with respect to Focused StarALPHA Portfolio until August 31, 2008, and with respect to Focused Value Portfolio until August 31, 2009, and from year to year thereafter, in accordance with the terms set forth in section 14 of the Subadvisory Agreement.

8.	The Subadvisory Agreement, as expressly amended hereto, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:

Name:	Peter A. Harbeck
Title:	President & CEO

KINETICS ASSET MANAGEMENT, INC.

By:

Name:
Title:

SCHEDULE A

Portfolio	Fee Rate (as a percentage of daily net assets the Subadviser manages for the Portfolio)
Focused Value Portfolio

Focused StarALPHA Portfolio

AMENDMENT TO SUBADVISORY AGREEMENT

This AMENDMENT TO SUBADVISORY AGREEMENT is dated as of August 27, 2007, by and among AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware Corporation (the “Adviser”), and KINETICS ASSET MANAGEMENT INC., a New York Corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated December 31, 2005, as amended, pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the SunAmerica Focused Series, Inc. (the “Fund”) as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties desire to amend the Subadvisory Agreement to comply with the requirements of rules 17a-10, lOf-3, 12d3-l and 17e-l under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with subadvisory affiliates; and

WHEREAS, the Board of Directors of the Fund has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	The following provision is inserted after the second sentence in the third paragraph in Section 1 of the Subadvisory Agreement:

“The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Fund, or any other subadvisers to other investments companies that are under common control with the Fund, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-l under the Act.”

2.	The Subadvisory Agreement, as expressly amended hereto, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:

Name:	Peter A. Harbeck
Title:	President & CEO

KINETICS ASSET MANAGEMENT, LLC

By:

Name:
Title:

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of December 31, 2005, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and KINETICS ASSET MANAGEMENT INC. a New York Corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Focused Series, Inc., a Maryland corporation (the “Corporation”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A attached hereto (the “Portfolio”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.            Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its sole discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Subadviser is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation’s current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Portfolio, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Portfolio assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Subadviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser that is in the possession of the Subadviser.

The Subadviser represents and warrants to the Adviser that it will manage the portion of the assets of each Portfolio set forth in Schedule A in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 11(c) hereof, the Subadviser represents and warrants (1) that the Subadviser’s management of the portion of the assets of a Portfolio will be designed to achieve qualification by each Portfolio to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation to the extent the Subadviser has the authority over such assets; and (b) federal and state securities and commodities laws applicable to Subadviser’s portfolio management responsibilities; provided that for purposes of Section 17(a), (d) and (e) of the Act, the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that to the extent any statements or omissions made in any Registration Statement for shares of the Corporation, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Adviser agrees to notify the Subadviser in advance of any such statements it intends to use in the Registration Statement and any amendments or supplements thereto, and will only include such statements of the Subadviser upon the consent of the Subadviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

2.            Portfolio Transactions. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates, including an affiliated broker-dealer. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request, including but not limited to, reports prepared by independent third parties relating to the execution costs of such transactions. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of the transactions in securities and other investments it effects on behalf of the Portfolio with certain broker-dealers and futures commission merchants, however, the Subadviser shall not be required in any instance to effect transactions through broker-dealers requested by the Adviser. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge and agree that all brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution. Adviser acknowledges that Subadviser may be unable to fulfill the Adviser’s request for direction for a number of reasons, including, but not limited to: 1) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, etc; 2) if the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly; 3) the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and 4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

3.            Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month, but not later than thirty (30) days after the end of a particular month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.            Other Services. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser’s cost.

5.            Reports. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

6.            Status of the Subadviser. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to use the same or other information and investment strategy utilized in the performance of services to the Corporation for such other accounts. Nothing herein shall prevent the Subadviser, its principles and affiliates from trading in financial instruments or other investments for their own accounts or for other accounts the Subadviser or its affiliates manages. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

7.            Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Corporation, to any employee or representative of AIG SunAmerica Capital Services, Inc. (“SACS”) or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser. Notwithstanding the foregoing, Subadviser may include the Adviser’s and Corporation’s names in its “client list” used in promotional materials with prior consent of the Adviser and/or Corporation. The Subadviser shall have no liability for any advertising materials prepared exclusively by the Adviser and/or Corporation, without reliance on any statement or omission to make any statement by the Subadviser.

8.            Proxy Voting. Each Portfolio has appointed Investor Responsibility Research Center as the proxy-voting agent and will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Directors. With respect to certain vote items, a Portfolio may request guidance or a recommendation from the adviser, administrator or subadviser of the Portfolio. The Subadviser shall not have responsibilities in connection with proxy voting for a Portfolio unless it is affirmatively requested to make a proxy voting recommendation, in which case the Subadviser’s sole responsibility shall be to make such a recommendation.

9.            Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to its investments of the Portfolio, and the Subadviser’s duties and obligations under Section 1 hereof, that are required to be maintained by the Corporation pursuant to the requirements of Rule 31a-1 of that Act;. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation will be provided promptly to the Corporation or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation’s auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

10.            Reference to the Subadviser. Neither the Corporation nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

11.            Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s providing services under this Agreement or the sale of securities of the Corporation.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of a Portfolio’s assets not allocated to the Subadviser and with respect to any other portfolio of the Corporation.

12.            Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Directors has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Corporation to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or duly authorized subpoena, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

The Adviser and the Corporation acknowledge that, pursuant to Rule 38a-1 under the Act, that the Corporation has adopted policies and procedures reasonably designed to protect the confidentiality of the Corporation’s portfolio holdings information, and that these procedures provide for the oversight of compliance by the Adviser. The Adviser and Corporation further acknowledge and agree that the trading instructions, methods, and systems of the Subadviser are the property of the Subadviser and agree that they will keep confidential and will not disseminate such instructions, methods or systems, or any documents, statements, agreements or workpapers provided to the Adviser or the Corporation hereunder, except to the extent such information is expressly required or requested by applicable federal or state regulatory authorities or a duly authorized subpoena.

13.            Permissible Interests. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

14.            Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Corporation. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

15.            Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.            Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

17.            Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

18.            Separate Series. Pursuant to the provisions of the Articles of Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

19.            Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Kinetics Asset Management, Inc.
16 New Broadway
Sleepy Hollow, NY 10591
Attn: Leonid Polyakov

Adviser:	AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311-4992
Attention: Legal Department

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:

Name:	Peter A. Harbeck
Title:	President and CEO

KINETICS ASSET MANAGEMENT, INC.

By:

Name:	Leonid Polyakov
Title:	Chief Financial Officer

SCHEDULE A

Portfolio	Fee Rate (as a percentage of daily net assets the Subadviser manages for the Portfolio)
Focused Mid-Cap Value Portfolio

AMENDMENT TO SUBADVISORY AGREEMENT

This AMENDMENT TO SUBADVISORY AGREEMENT is dated as of August 22, 2008, by and among AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware Corporation (the “Adviser”) and BLACKROCK INVESTMENT MANAGEMENT LLC., a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated September 30, 2006, as amended, pursuant to which the Subadviser furnishes investment advisory services to certain series of SunAmerica Focused Series, Inc. (the “Fund”) as listed on Schedule A of the Subadvisory Agreement; and

WHEREAS, the parties desire to further amend the Subadvisory Agreement to reflect: (i) the removal of two series, Focused Large-Cap Value Portfolio and Focused Large-Cap Growth Portfolio, from Schedule A, and the addition of a new series, Focused Growth and Income Portfolio, to Schedule A, and (ii) that the Subadviser may, in certain cases, provide investment advisory services with respect to all of the assets of a series, and to clarify the subadviser’s compliance responsibilities in connection therewith; and

WHEREAS, the Board of Directors of the Fund has approved this Amendment to Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	Schedule A of the Subadvisory Agreement shall be replaced with the Schedule A attached hereto.

2.	The second sentence of the first paragraph in section 1(a) shall be replaced with the following:

“Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of each Portfolio, or a portion of each Portfolio’s assets allocated to it, as set forth on Schedule A attached hereto.”

3.	The first two sentences in the third paragraph of section 1(a) of the Subadvisory Agreement shall be replaced with the following:

“The Subadviser represents and warrants to the Adviser that it will manage each Portfolio, or portion of each Portfolio’s assets allocated to it, as set forth on Schedule A, in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 11 (c) thereof, the Subadviser represents and warrants (1) that the Subadviser’s management of all or portion of the assets of a Portfolio, as the case may be, will be designed to achieve qualification by each Portfolio to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation to the extent the Subadviser has the authority over such assets; and (b) federal and state securities and commodities laws applicable to Subadviser’s portfolio management responsibilities; provided that for purposes of Section 17(a), (d) and (e) of the Act, the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser.”

4.	The second sentence of section 3 shall be replaced with the following:

“As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio, or portion thereof that the Subadviser manages.”

5.	The second sentence of section 11(c) shall be replaced with the following:

“The Adviser and Subadviser each agree that, to the extent the Subadviser is responsible for managing only a portion of a Portfolio, the Subadviser shall manage the portion of the assets of the Portfolio allocated to it as if it were a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to the Subadviser.”

6.	This Amendment to the Subadvisory Agreement is effective as of August 22, 2008.

7.	The Subadvisory Agreement shall continue in full force and effect with respect to Focused StarALPHA Portfolio until August 31, 2008 and Focused Growth & Income Portfolio until August 31, 2009, and from year to year thereafter, in accordance with the terms set forth in section 14 of the Subadvisory Agreement.

8.	The Subadvisory Agreement, as expressly amended hereto, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:

Name:	Peter A. Harbeck
Title:	President & CEO

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:

Name:
Title:

SCHEDULE A

Portfolio	Fee Rate (as a percentage of daily net assets the Subadviser manages for the Portfolio)
Focused Growth and Income Portfolio

Focused StarALPHA Portfolio

AMENDMENT TO SUBADVISORY AGREEMENT

This AMENDMENT TO SUBADVISORY AGREEMENT is dated as of August 27, 2007, by and among AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware Corporation (the “Adviser”), and BLACKROCK INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated September 30, 2006, as amended, pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the SunAmerica Focused Series, Inc. (the “Fund”) as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties desire to amend the Subadvisory Agreement to comply with the requirements of rules 17a-10, l0f-3, 12d3-l and 17e-l under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with subadvisory affiliates; and

WHEREAS, the Board of Directors of the Fund has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	The following provision is inserted after the second sentence in the third paragraph in Section 1 of the Subadvisory Agreement:

“The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Fund, or any other subadvisers to other investments companies that are under common control with the Fund, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-l under the Act.”

2.	The Subadvisory Agreement, as expressly amended hereto, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:

Name:	Peter A. Harbeck
Title:	President & CEO

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:

Name:	Denis R. Moller
Title:	Managing Director

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of September 30, 2006, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and BLACKROCK INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Focused Series, Inc., a Maryland corporation (the “Corporation”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

WHEREAS, the Advisory Agreement authorizes the Adviser to retain the services of a subadviser; and

WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A attached hereto (the “Portfolio”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.            Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Subadviser is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the

Corporation may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation’s current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Portfolio, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Portfolio assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Subadviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser.

The Subadviser represents and warrants to the Adviser that it will manage the portion of the assets of each Portfolio set forth in Schedule A in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 11(c) hereof, the Subadviser represents and warrants (1) that the Subadviser’s management of the portion of the assets of a Portfolio will be designed to achieve qualification by each Portfolio to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation; and (b) federal and state securities and commodities laws applicable to Subadviser’s portfolio management responsibilities; provided that for purposes of Section 17(a), (d) and (e) of the Act, the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that to the extent any statements or omissions made in any Registration Statement for shares of the Corporation, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such portions of the Registration Statement and any amendments or supplements thereto made in reliance upon and in conformity with information furnished by the Subadviser will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space,

furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

2.            Portfolio Transactions. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of the transactions in securities and other investments it effects on behalf of the Portfolio with certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge and agree that all brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution. Adviser acknowledges that Subadviser may be unable to fulfill the Adviser’s request for direction for a number of reasons, including, but not limited to: 1) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, etc; 2) if the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly; 3) the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and 4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

3.            Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.            Other Services. At the request of the Corporation or the Adviser, the Subadviser in its sole discretion may make available to the Corporation office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser’s cost.

5.            Reports. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

6.            Status of the Subadviser. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

7.            Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, related to the Corporation, to any employee or representative of AIG SunAmerica Capital Services, Inc. (“SACS”) or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser. Notwithstanding the foregoing, Subadviser may include the Adviser’s and Corporation’s names in its “client list” used in promotional materials.

8.            Proxy Voting. Each Portfolio has appointed Investor Responsibility Research Center as the proxy-voting agent and will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Directors. With respect to certain vote items, a Portfolio may request guidance or a recommendation from the adviser, administrator or subadviser of the Portfolio. The Subadviser shall not have responsibilities in connection with proxy voting for a Portfolio unless it is affirmatively requested to make a proxy voting recommendation.

9.            Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio that are required to be maintained by the Corporation pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 of that Act. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation will be provided as soon as reasonably practicable to the Corporation or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation’s auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

10.            Reference to the Subadviser. Neither the Corporation nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

11.            Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s providing services under this Agreement or the sale of securities of the Corporation.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser its officers, directors, agents, employees, controlling persons or shareholders or to the

Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of a Portfolio’s assets not allocated to the Subadviser and with respect to any other portfolio of the Corporation.

12.            Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Directors has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Corporation to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

13.            Permissible Interests. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

14.            Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Corporation. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

15.            Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.            Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

17.            Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

18.            Separate Series. Pursuant to the provisions of the Articles of Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

19. Notices.            All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	BlackRock Investment Management, LLC
800 Scudders Mill Road(2A)
Plainsboro, New Jersey 08536
Attention: General Counsel

Adviser:	AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311-4992
Attention: Legal Department

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:

Name:	Peter A. Harbeck
Title:	President and CEO

BLACKROCK INVESTMENT MANAGEMENT LLC

By:

Name:	Leonid Polyakov
Title:	Chief Financial Officer

SCHEDULE A

Portfolio	Fee Rate (as a percentage of daily net assets the Subadviser manages for the Portfolio)
Focused Large-Cap Value Portfolio

INFOR_8/2008